VOYA MUTUAL FUNDS Voya International Real Estate Fund (the “Fund”)

Supplement dated October 7, 2019

to the Fund’s Class A, Class C, Class I, Class T, and Class W shares Prospectus,

Summary Prospectus and related Statement of Additional Information each dated February 28, 2019

On September 12, 2019, the Fund’s Board of Trustees approved a proposal to liquidate the Fund on or about December 6, 2019. The Fund is closed to new investment effective October 7, 2019. Any contingent deferred sales charge that would be applicable on a redemption of the Fund’s shares shall be waived from October 7, 2019 to the date of liquidation. You will be receiving an additional communication from the Fund explaining the liquidation as well as providing information regarding your exchange options.

PLEASE RETAIN SUPPLEMENT FOR FUTURE REFERENCE